UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2004

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                               51-0068479
    (State or other jurisdiction         (I.R.S. Employer Identification No.)
  of incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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
ITEM 7.  Financial Statements and Exhibits.

            ( c )  Exhibits.

                   (99.1)    Press Release dated March 16, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 16, 2004, Rollins, Inc., a nationwide consumer services company (NYSE:ROL), announced that it filed Form 10-K for the year ended December 31, 2003 with the Securities and Exchange Commission on March 15, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.




Date:  March 19, 2004                 By: /s/ Harry J. Cynkus
                                          --------------------------------------
                                          Harry J. Cynkus
                                          Chief Financial Officer and Treasurer